Exhibit 99.2

2 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Top 10 Relationships Senior Housing - Managed Portfolio Loans and Other Investments NOI Concentrations Geographic Concentrations - Consolidated Portfolio Triple-Net Lease Expirations 13 INVESTMENT ACTIVITY Summary 14 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 18 FINANCIAL INFORMATION Consolidated Financial Statements - Statements of (Loss) Income Consolidated Financial Statements - Balance Sheets Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 24 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: CONTENT https://ir.sabrahealth.com/investors/financials/quarterly-results

3 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 SENIOR MANAGEMENT Rick Matros Michael Costa Talya Nevo-Hacohen Chief Executive Officer, President Chief Financial Officer, Secretary Chief Investment Officer, Treasurer and Chair and Executive Vice President and Executive Vice President BOARD OF DIRECTORS Rick Matros Michael Foster Jeffrey Malehorn Chief Executive Officer, President Lead Independent Director Director and Chair Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer & Trust Suite 550 Company, LLC Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com COMPANY INFORMATION

4 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 Financial Metrics Dollars in thousands, except per share data Three Months Ended March 31, 2023 Revenues $ 161,324 Net operating income 115,545 Cash net operating income 112,814 Diluted per share data: EPS $ (0.04) FFO 0.32 Normalized FFO 0.33 AFFO 0.33 Normalized AFFO 0.34 Dividends per common share 0.30 Capitalization and Market Facts Key Credit Metrics (1) March 31, 2023 March 31, 2023 Common shares outstanding 231.2 million Net Debt to Adjusted EBITDA 5.52x Common equity Market Capitalization $2.7 billion Interest Coverage 4.34x Consolidated Debt $2.4 billion Fixed Charge Coverage Ratio 4.26x Consolidated Enterprise Value $5.0 billion Total Debt/Asset Value 36 % Secured Debt/Asset Value 1 % Common stock closing price $11.50 Unencumbered Assets/Unsecured Debt 274 % Common stock 52-week range $10.08 - $16.60 Common stock ticker symbol SBRA Portfolio (2) Dollars in thousands, units and Cash NOI reflect Sabra's pro rata share Three Months Ended March 31, 2023As of March 31, 2023 Property Count Investment Beds/Units Cash NOI Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 258 $ 3,212,202 28,334 $ 64,581 Senior Housing - Leased 47 592,119 3,600 10,822 Behavioral Health 17 474,079 965 9,380 Specialty Hospitals and Other 15 225,443 392 4,580 Total Triple-Net Portfolio 337 4,503,843 33,291 Senior Housing - Managed 59 1,245,066 5,973 13,084 Consolidated Real Estate Investments 396 5,748,909 39,264 Unconsolidated Joint Venture Senior Housing - Managed 16 201,828 1,258 2,026 Total Equity Investments 412 5,950,737 40,522 Investments in Loans Receivable, gross (3) 13 356,457 Preferred Equity Investments, gross (4) 6 52,714 Includes 72 relationships in 41 U.S. states and CanadaTotal Investments 431 $ 6,359,908 (1) See page 17 of this supplement for important information about these credit metrics. (2) Excludes our Enlivant unconsolidated joint venture. (3) Our loans receivable investments include one investment which has a right of first offer on six addiction treatment centers with 928 beds. (4) Our preferred equity investments include investments in entities owning four Senior Housing developments with 544 aggregate units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 Operating Statistics (1) Twelve Months Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Occupancy Skilled Nursing/Transitional Care 71.8% 72.8% 72.9% 73.5% 73.7 % Senior Housing - Leased 78.5% 79.7% 81.8% 84.4% 86.4 % Behavioral Health 84.6% 83.3% 83.1% 84.0% 83.5 % Specialty Hospitals and Other 80.5% 80.0% 79.7% 77.4% 76.9 % Skilled Mix Skilled Nursing/Transitional Care 38.2% 37.8% 33.9% 34.3% 35.0 % PORTFOLIO Triple-Net Portfolio (1) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of the quarter following the period presented and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. EBITDARM Coverage (1) Twelve Months Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Skilled Nursing/Transitional Care 1.80x 1.80x 1.83x 1.77x 1.63x Senior Housing - Leased 1.02x 1.09x 1.13x 1.19x 1.14x Behavioral Health 1.98x 1.83x 1.72x 1.71x 1.71x Specialty Hospitals and Other 7.52x 7.07x 7.30x 6.95x 6.40x

6 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Top 10 Relationships (1) Top 10 Relationships Tenant/Borrower Credit Exposure Senior Housing - Managed Operator Exposure As of March 31, 2023 EBITDARM Coverage Twelve Months Ended (2) As of March 31, 2023 Relationship Primary Property Type Number of Sabra Investments % of Annualized Cash NOI December 31, 2022 September 30, 2022 Number of Sabra Investments % of Annualized Cash NOI Signature Healthcare Skilled Nursing 45 9.0% 1.11x 1.40x — — The Ensign Group Skilled Nursing 31 8.3 % N/A N/A — — Avamere Family of Companies Skilled Nursing 29 7.6% 1.47x 1.68x — — Signature Behavioral Behavioral Hospitals 5 6.9% 1.30x 1.34x — — Holiday AL Holdings LP Independent Living — — N/A N/A 21 5.6 % Recovery Centers of America Addiction Treatment 3 5.5 % N/A N/A — — Leo Brown Group Assisted Living 5 2.8% 1.23x 1.35x 4 2.3 % The McGuire Group Skilled Nursing 8 3.8% 1.38x 1.51x — — CommuniCare Skilled Nursing 11 3.7% 2.07x 1.69x — — Healthmark Group Skilled Nursing 16 3.4% 1.57x 1.75x — — Top 10 relationships 153 51.0% 1.38x 1.51x 25 7.9 % Remaining 62 relationships 203 34.6% 2.46x 2.57x 50 6.5 % Total 356 85.6% 1.87x 1.99x 75 14.4% (1) Excludes our Enlivant unconsolidated joint venture. (2) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears. (3) Pro forma EBITDARM Coverage illustrates the impact of (i) the reduction in Avamere's base rent effective February 1, 2022 and (ii) the February 1, 2023 transition of our North American Health Care portfolio to Ensign (20 real estate properties) and Avamere (four real estate properties) on our historical trailing twelve-month EBITDARM Coverages. Pro Forma EBITDARM Coverage (3) Pro Forma EBITDARM Coverage Twelve Months Ended December 31, 2022 September 30, 2022 The Ensign Group 1.72x 1.69x Avamere Family of Companies 1.45x 1.73x Top 10 relationships 1.44x 1.55x Skilled Nursing/Transitional Care 1.64x 1.77x Total 1.85x 1.98x

7 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Senior Housing - Managed Portfolio (1) (1) Excludes our Enlivant unconsolidated joint venture. (2) Resident fees and services and Cash NOI include $0.1 million of Grant Income for each of the trailing three-month periods ending June 30, 2022 and March 31, 2023. (3) Same store Senior Housing - Managed portfolio includes Stabilized Facilities owned as the same property type for the full period in all comparison periods. Resident fees and services, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. Operating Performance Dollars in thousands Three Months Ended March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Consolidated Portfolio Number of Properties 50 50 54 59 59 Number of Units 5,266 5,266 5,669 5,942 5,973 Resident fees and services (2) $ 42,227 $ 44,136 $ 47,610 $ 52,699 $ 56,721 Cash NOI (2) $ 9,123 $ 10,110 $ 10,905 $ 13,544 $ 13,084 Cash NOI Margin % 21.6% 22.9% 22.9% 25.7% 23.1 % Unconsolidated Portfolio Number of Properties N/A 12 12 15 16 Number of Units (Pro Rata) N/A 617 617 1,011 1,258 Resident fees and services (Pro Rata) N/A $ 2,812 $ 5,592 $ 6,580 $ 8,831 Cash NOI (Pro Rata) N/A $ 673 $ 1,377 $ 1,122 $ 2,026 Cash NOI Margin % N/A 23.9% 24.6% 17.1% 22.9 % Same Store Operating Performance (3) Dollars in thousands, except REVPOR Three Months Ended March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Consolidated Portfolio Number of Properties 42 42 42 42 42 Number of Available Units 4,185 4,185 4,184 4,185 4,186 REVPOR AL $ 6,102 $ 6,166 $ 6,184 $ 6,494 $ 6,484 IL $ 2,611 $ 2,650 $ 2,696 $ 2,741 $ 2,771 Total $ 3,541 $ 3,613 $ 3,635 $ 3,775 $ 3,801 Occupancy AL 76.8% 80.3% 79.7% 81.8% 81.3 % IL 80.3% 80.8% 82.1% 81.7% 80.5 % Total 79.3% 80.6% 81.5% 81.7% 80.7 % Resident fees and services $ 35,268 $ 36,572 $ 37,177 $ 38,708 $ 38,532 Cash NOI $ 7,808 $ 8,599 $ 8,496 $ 10,511 $ 10,364 Cash NOI Margin % 22.1% 23.5% 22.9% 27.2% 26.9%

8 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Loans and Other Investments Loans Receivable and Other Investments Dollars in thousands As of March 31, 2023 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended March 31, 2023 (1) Maturity Date Mortgage 2 Behavioral Health $ 319,000 $ 319,000 7.6% 7.6% $ 6,100 11/01/26 - 01/31/27 Other 11 Multiple 47,200 43,768 7.1% 6.5% 793 08/31/23 - 08/31/28 13 366,200 362,768 7.6% 7.5% $ 6,893 Allowance for loan losses — (6,403) $ 366,200 $ 356,365 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended March 31, 2023 (1) Preferred Equity 6 Skilled Nursing / Senior Housing $ 74,532 $ 47,345 $ 52,714 10.9% $ 1,289 (1) Includes income related to loans receivable and other investments held as of March 31, 2023.

9 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 The Ensign Group: 8.3% Avamere Family of Companies: 7.6% Signature Behavioral: 6.9% Recovery Centers of America: 5.5% Managed (No Operator Credit Exposure): 14.4% Other: 48.3% Signature Healthcare: 9.0% RELATIONSHIP CONCENTRATION PROPERTY TYPE CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of March 31, 2023 (1) Concentrations exclude our Enlivant unconsolidated joint venture. Relationship and asset class concentrations include real estate investments and investments in loans receivable and other investments. Relationship concentrations use Annualized Cash NOI, and asset class concentrations use Annualized Cash NOI, as adjusted to reflect Annualized Cash NOI from our mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant payor source allocation presented one quarter in arrears. Holiday 5.6% Leo Brown 2.3% Other 6.5% Senior Housing - Managed: 14.4% Senior Housing - Leased: 10.6% Specialty Hospital and Other: 4.1% Other: 0.6% Skilled Nursing/Transitional Care: 56.7% Behavioral Health: 13.6% Private Pay: 43.0% Non-Private: 57.0%

10 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Property Type As of March 31, 2023 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 36 5 5 — 13 59 14.9 % California 24 — 2 3 1 30 7.6 Kentucky 25 1 — 1 1 28 7.1 Oregon 15 1 3 — — 19 4.8 Indiana 12 4 1 2 — 19 4.8 Washington 15 — 2 — — 17 4.3 North Carolina 13 — 2 — — 15 3.8 Missouri 12 — 1 1 — 14 3.5 Massachusetts 12 — — — — 12 3.0 New York 9 — 1 — — 10 2.5 Other (31 states & Canada) 85 36 42 10 — 173 43.7 Total 258 47 59 17 15 396 100.0% % of Total 65.1% 11.9% 14.9% 4.3% 3.8% 100.0 % Distribution of Beds/Units As of March 31, 2023   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other Total % of Total Texas 59 4,419 470 736 — 325 5,950 15.2 % Kentucky 28 2,598 142 — 60 40 2,840 7.2 California 30 2,058 — 160 313 27 2,558 6.5 Indiana 19 1,411 545 169 138 — 2,263 5.8 Oregon 19 1,520 215 162 — — 1,897 4.8 Washington 17 1,591 — 165 — — 1,756 4.5 North Carolina 15 1,454 — 237 — — 1,691 4.3 New York 10 1,566 — 107 — — 1,673 4.3 Massachusetts 12 1,469 — — — — 1,469 3.7 Virginia 10 894 128 118 — — 1,140 2.9 Other (31 states & Canada) 177 9,354 2,100 4,119 454 — 16,027 40.8 Total 396 28,334 3,600 5,973 965 392 39,264 100.0% % of Total 72.2% 9.2% 15.2% 2.4% 1.0% 100.0%

11 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Geographic Concentrations - Consolidated Portfolio Continued Investment Dollars in thousands As of March 31, 2023   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed Consolidated    Behavioral Health Specialty Hospitals and Other    Total % of Total Texas 59 $ 355,577 $ 55,818 $ 166,318 $ — $ 187,387 $ 765,100 13.3 % California 30 435,612 — 58,116 217,764 7,743 719,235 12.5 Oregon 19 261,316 33,002 53,973 — — 348,291 6.1 Indiana 19 158,666 120,191 47,355 12,155 — 338,367 5.9 New York 10 297,637 — 20,447 — — 318,084 5.5 Kentucky 28 247,581 23,668 — 9,374 30,313 310,936 5.4 Washington 17 189,251 — 38,726 — — 227,977 4.0 North Carolina 15 124,448 — 71,412 — — 195,860 3.4 Arizona 5 — 10,348 39,557 121,757 — 171,662 3.0 Delaware 6 108,208 — 46,687 — — 154,895 2.7 Other (31 states & Canada) (1) 188 1,033,906 349,092 702,475 113,029 — 2,198,502 38.2 Total 396 $ 3,212,202 $ 592,119 $ 1,245,066 $ 474,079 $ 225,443 $ 5,748,909 100.0% % of Total 55.9% 10.3% 21.7% 8.2% 3.9% 100.0% (1) Investment balance in Canada is based on the exchange rate as of March 31, 2023 of $0.7391 per 1 CAD.

12 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 PORTFOLIO Triple-Net Lease Expirations Triple-Net Lease Expirations Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Behavioral Health Specialty Hospitals and Other Total Annualized RevenuesAs of March 31, 2023   % of Total 04/01/23 - 12/31/23 $ 2,319 $ — $ — $ — $ 2,319 0.7% 2024 8,223 — — — 8,223 2.3% 2025 6,651 3,309 — 1,442 11,402 3.2% 2026 17,100 1,384 — — 18,484 5.2% 2027 26,893 4,105 — — 30,998 8.8% 2028 20,734 7,137 — 3,370 31,241 8.8% 2029 45,951 4,815 — 5,988 56,754 16.1% 2030 729 — — 3,157 3,886 1.1% 2031 75,027 6,114 1,114 — 82,255 23.3% 2032 5,409 1,618 32,039 3,657 42,723 12.1 % Thereafter 46,033 14,364 3,683 726 64,806 18.4 % Total Annualized Revenues $ 255,069 $ 42,846 $ 36,836 $ 18,340 $ 353,091 100.0%

13 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 INVESTMENT ACTIVITY Summary Investment Activity Dollars in thousands Investment Initial Investment Date Property Type Number of Properties Beds/Units 2023 Amounts Invested (1) Expected Cash Yield Real Estate Traditions at Camargo (2) 02/01/23 Senior Housing - Managed 1 151 $ 48,025 8.00 % Wickshire Norman 02/01/23 Senior Housing - Leased 1 70 3,250 8.00 % Additions to Real Estate (3) Various Multiple N/A N/A 12,706 8.66 % Total Real Estate Investments 63,981 8.13 % Unconsolidated Joint Venture Marlin Spring Joint Venture (4) 02/20/23 Senior Housing - Managed 1 290 18,939 8.00 % Preferred Equity Preferred Equity Fundings Various Multiple N/A N/A 6,375 12.00 % Loans Receivable Loans Receivable Fundings Various Multiple N/A N/A 1,800 7.58 % All Investments through March 31, 2023 $ 91,095 8.36% (1) Excludes capitalized acquisition costs and origination fees. (2) Amount invested reflects the gross investment, of which $4.6 million was used to repay our preferred equity investment. (3) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (4) Amount invested relates to the acquisition of one additional property and reflects Sabra's 85% pro rata share of the gross investment of CAD $30.0 million and is based on the exchange rate as of the investment date. In addition, the Marlin Spring Joint Venture financed and assumed an aggregate CAD $23.6 million of debt associated with this additional acquisition. Sabra's equity investment in the additional property was CAD $6.1 million.

14 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 CAPITALIZATION Overview Consolidated Debt Dollars in thousands As of March 31, 2023 Secured debt $ 49,633 Revolving credit facility 79,563 Term loans 540,865 Senior unsecured notes 1,750,000 Total 2,420,061 Deferred financing costs and premiums/discounts, net (23,443) Total, net $ 2,396,618 Revolving Credit Facility Dollars in thousands As of March 31, 2023 Credit facility availability $ 920,437 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of March 31, 2023 Shares Outstanding   Price   Value Common stock 231,195,148 $ 11.50 $ 2,658,744 Consolidated Debt 2,420,061 Cash and cash equivalents (33,532) Consolidated Enterprise Value $ 5,045,273 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended March 31, 2023 EPS FFO and Normalized FFO AFFO and Normalized AFFO Common stock 231,157,066 231,157,066 231,157,066 Common equivalents 7,810 7,810 7,810 Basic common and common equivalents 231,164,876 231,164,876 231,164,876 Dilutive securities: Restricted stock units — 727,893 2,004,056 Diluted common and common equivalents 231,164,876 231,892,769 233,168,932

15 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of March 31, 2023 Principal     % of Total Fixed Rate Debt   Secured debt $ 49,633     3.34%   2.1 % Senior unsecured notes 1,750,000     4.04%   72.3 % Total fixed rate debt 1,799,633     4.02%   74.4 % Variable Rate Debt (2)   Revolving credit facility 79,563     6.05%   3.3 % Term loans 540,865 3.65% 22.3 % Total variable rate debt 620,428     3.96%   25.6 % Consolidated Debt $ 2,420,061     4.01%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of March 31, 2023 Principal     % of Total Secured Debt   Secured debt $ 49,633     3.34%   2.1 % Unsecured Debt Senior unsecured notes 1,750,000     4.04%   72.3 % Revolving credit facility 79,563     6.05%   3.3 % Term loans 540,865 3.65% 22.3 % Total unsecured debt 2,370,428     4.02%   97.9 % Consolidated Debt $ 2,420,061     4.01%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Variable rate debt includes $430.0 million subject to interest rate swaps and interest rate collars that fix and set a cap and floor, respectively, for SOFR at a weighted average rate of 1.51%, and $110.9 million (CAD $150.0 million) subject to swap agreements that fix CDOR at 1.63%. Excluding these amounts, variable rate debt was 3.3% of Consolidated Debt as of March 31, 2023.

16 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Senior Unsecured Notes   Term Loans (1)     Revolving Credit Facility (1) Consolidated Debt As of March 31, 2023 Principal Rate (2) Principal Rate (2)   Principal Rate (2)     Principal Rate (2) Principal Rate (2) 04/01/23 - 12/31/23 $ 1,489   2.85%   $ —   —     $ —   —     $ — — $ 1,489   2.85% 2024 2,034   2.85%   —   —     —   —     — — 2,034   2.85% 2025 2,089   2.86%   —   —     —   —     — — 2,089   2.86% 2026 2,147   2.86%   500,000   5.13% —   —     — — 502,147   5.12% 2027 2,206   2.87%   100,000   5.88% —   —     79,563 6.05% 181,769   5.92% 2028 2,266   2.88%   —   —     540,865   6.22%     — — 543,131   6.20% 2029 2,328   2.89%   350,000 3.90% —   —     — — 352,328   3.89% 2030 2,392   2.90%   —   —     —   —     — — 2,392   2.90% 2031 2,093   2.92%   800,000   3.20%     —   —     — — 802,093   3.20% 2032 1,887   2.92% — — — — — — 1,887 2.92 % Thereafter 28,702   3.09%   —   —     —   —     — — 28,702   3.09 % Total 49,633   1,750,000 540,865     79,563 2,420,061 Discount, net — (3,719) — — (3,719) Deferred financing costs, net (879) (11,637) (7,208) — (19,724) Total, net $ 48,754 $ 1,734,644 $ 533,657     $ 79,563 $ 2,396,618 Wtd. avg. maturity/years 21.7   6.5 4.8     3.8 6.3 Wtd. avg. interest rate (3) 3.34%   4.04% 3.65%     6.05% 4.01% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements.

17 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 Key Credit Metrics (1) March 31, 2023 Net Debt to Adjusted EBITDA (2) 5.52x Interest Coverage (2) 4.34x Fixed Charge Coverage Ratio (2) 4.26x Total Debt/Asset Value 36 % Secured Debt/Asset Value 1 % Unencumbered Assets/Unsecured Debt 274 % Cost of Permanent Consolidated Debt (3) 3.93 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Stable outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our senior unsecured notes. In addition, key credit statistics give effect to dispositions and acquisitions completed after the period presented as though such dispositions and acquisitions occurred at the beginning of the period. (2) Based on the trailing twelve-month period ended as of the date indicated. (3) Excludes revolving credit facility balance that had an interest rate of 6.05% and 5.75% as of March 31, 2023 and December 31, 2022, respectively.

18 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended March 31,   2023 2022 Revenues: Rental and related revenues (1) $ 95,870 $ 109,886 Resident fees and services 56,721 42,227 Interest and other income 8,733 10,992     Total revenues 161,324 163,105     Expenses: Depreciation and amortization 52,827 45,256 Interest 28,540 24,972 Triple-net portfolio operating expenses 4,168 5,011 Senior housing - managed portfolio operating expenses 43,637 33,104 General and administrative 10,502 10,396 (Recovery of) provision for loan losses and other reserves (208) 475 Impairment of real estate 7,064 —     Total expenses 146,530 119,214     Other (expense) income: Loss on extinguishment of debt (1,541) (271) Other income 341 68 Net loss on sales of real estate (21,515) — Total other expense (22,715) (203) (Loss) income before loss from unconsolidated joint ventures and income tax expense (7,921) 43,688 Loss from unconsolidated joint ventures (838) (2,802) Income tax expense (728) (284) Net (loss) income $ (9,487) $ 40,602     Net (loss) income, per: Basic common share $ (0.04) $ 0.18     Diluted common share $ (0.04) $ 0.18     Weighted average number of common shares outstanding, basic 231,164,876 230,859,993   Weighted average number of common shares outstanding, diluted 231,164,876 231,564,970 (1) See page 19 for additional details regarding Rental and related revenues.

19 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of (Loss) Income - Supplemental Information Dollars in thousands Three Months Ended March 31,   2023 2022 Cash rental income $ 89,657 $ 100,357 Straight-line rental income 1,347 2,694 Straight-line rental income receivable write-offs (518) (139) Above/below market lease amortization 1,568 1,593 Above/below market lease intangible write-offs — 326 Operating expense recoveries 3,816 5,055 Rental and related revenues $ 95,870 $ 109,886

20 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Balance Sheets Dollars in thousands, except per share data March 31, 2023 December 31, 2022   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $952,791 and $913,345 as of March 31, 2023 and December 31, 2022, respectively $ 4,797,041 $ 4,959,343 Loans receivable and other investments, net 409,079 411,396 Investment in unconsolidated joint ventures 139,402 134,962 Cash and cash equivalents 33,532 49,308 Restricted cash 5,152 4,624 Lease intangible assets, net 39,369 40,131 Accounts receivable, prepaid expenses and other assets, net 132,736 147,908 Total assets $ 5,556,311 $ 5,747,672 Liabilities Secured debt, net $ 48,754 $ 49,232 Revolving credit facility 79,563 196,982 Term loans, net 533,657 526,129 Senior unsecured notes, net 1,734,644 1,734,431 Accounts payable and accrued liabilities 143,002 142,259 Lease intangible liabilities, net 40,464 42,244 Total liabilities 2,580,084 2,691,277 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2023 and December 31, 2022 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 231,195,148 and 231,009,295 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively 2,312 2,310 Additional paid-in capital 4,487,707 4,486,967 Cumulative distributions in excess of net income (1,531,230) (1,451,945) Accumulated other comprehensive income 17,438 19,063 Total equity 2,976,227 3,056,395 Total liabilities and equity $ 5,556,311 $ 5,747,672

21 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION Consolidated Financial Statements Consolidated Statements of Cash Flows Dollars in thousands Three Months Ended March 31, 2023 2022 Cash flows from operating activities: Net (loss) income $ (9,487) $ 40,602 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization 52,827 45,256 Non-cash rental and related revenues (2,398) (4,474) Non-cash interest income (392) (547) Non-cash interest expense 3,014 2,698 Stock-based compensation expense 2,229 2,456 Loss on extinguishment of debt 1,541 271 Provision for loan losses and other reserves (208) 475 Net loss on sales of real estate 21,515 — Impairment of real estate 7,064 — Loss from unconsolidated joint ventures 838 2,802 Distributions of earnings from unconsolidated joint ventures 367 — Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (2,782) (5,457) Accounts payable and accrued liabilities (5,839) (20,968) Net cash provided by operating activities 68,289 63,114 Cash flows from investing activities: Acquisition of real estate (39,630) (20,573) Origination and fundings of loans receivable (1,800) — Origination and fundings of preferred equity investments (6,384) (4,074) Additions to real estate (19,540) (10,803) Escrow deposits for potential investments — (3,217) Repayments of loans receivable 6,144 696 Repayments of preferred equity investments 1,433 729 Investment in unconsolidated joint ventures (4,797) — Net proceeds from the sales of real estate 152,259 — Net proceeds from sales-type lease 25,490 — Net cash provided by (used in) investing activities 113,175 (37,242) Cash flows from financing activities: Net (repayments of) borrowings from revolving credit facility (118,442) 16,577 Proceeds from term loans 12,186 — Principal payments on term loans — (40,000) Principal payments on secured debt (490) (16,067) Payments of deferred financing costs (18,127) (6) Issuance of common stock, net (1,847) (3,748) Dividends paid on common stock (69,351) (69,275) Net cash used in financing activities (196,071) (112,519) Net decrease in cash, cash equivalents and restricted cash (14,607) (86,647) Effect of foreign currency translation on cash, cash equivalents and restricted cash (641) 40 Cash, cash equivalents and restricted cash, beginning of period 53,932 115,886 Cash, cash equivalents and restricted cash, end of period $ 38,684 $ 29,279 Supplemental disclosure of cash flow information: Interest paid $ 22,318 $ 18,383 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ 4,644 $ 5,623

22 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) Other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands, except per share data Three Months Ended March 31,   2023 2022 Net (loss) income $ (9,487) $ 40,602 Add: Depreciation and amortization of real estate assets 52,827 45,256 Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures 2,048 4,633 Net loss on sales of real estate 21,515 — Impairment of real estate 7,064 — FFO $ 73,967 $ 90,491 Write-offs of cash and straight-line rental income receivable and lease intangibles 540 (182) Lease termination income — (2,338) Loss on extinguishment of debt 1,541 271 (Recovery of) provision for loan losses and other reserves (208) 475 Other normalizing items (1) 1,037 (48) Normalized FFO $ 76,877 $ 88,669 FFO $ 73,967 $ 90,491 Stock-based compensation expense 2,229 2,456 Non-cash rental and related revenues (2,398) (4,474) Non-cash interest income (392) (547) Non-cash interest expense 3,014 2,698 Non-cash portion of loss on extinguishment of debt 1,541 271 (Recovery of) provision for loan losses and other reserves (208) 475 Other adjustments related to unconsolidated joint ventures 69 (986) Other adjustments 106 183 AFFO $ 77,928 $ 90,567 Cash portion of lease termination income — (2,338) Other normalizing items (1) 1,021 (186) Normalized AFFO $ 78,949 $ 88,043 Amounts per diluted common share: Net loss $ (0.04) $ 0.18 FFO $ 0.32 $ 0.39 Normalized FFO $ 0.33 $ 0.38 AFFO $ 0.33 $ 0.39 Normalized AFFO $ 0.34 $ 0.38 Weighted average number of common shares outstanding, diluted: Net (loss) income 231,164,876 231,564,970 FFO and Normalized FFO 231,892,769 231,564,970 AFFO and Normalized AFFO 233,168,932 232,484,734

23 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 FINANCIAL INFORMATION Components of Net Asset Value (NAV) As of March 31, 2023 (1) Excludes our Enlivant unconsolidated joint venture. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 255,069 Senior Housing - Leased 42,846 Senior Housing - Managed Consolidated Portfolio 56,584 Senior Housing - Managed Unconsolidated Portfolio (1) 8,650 Behavioral Health 36,836 Specialty Hospitals and Other 18,340 Annualized Cash NOI (excluding loans receivable and other investments) $ 418,325 Obligations Dollars in thousands Secured debt (2) $ 49,633 Senior unsecured notes (2) 1,750,000 Revolving credit facility 79,563 Term loans (2) 540,865 Sabra’s share of unconsolidated joint venture debt (1) 72,687 Total Debt 2,492,748 Add (less): Cash and cash equivalents and restricted cash (38,684) Sabra’s share of unconsolidated joint venture cash and cash equivalents and restricted cash (1) (5,454) Accounts payable and accrued liabilities (3) 133,490 Net obligations $ 2,582,100 Other Assets Dollars in thousands Loans receivable and other investments, net $ 409,079 Accounts receivable, prepaid expenses and other assets, net (3) 27,840 Total other assets $ 436,919 Common Shares Outstanding Total shares 231,195,148 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

24 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” information as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that do not relate to historical or current facts or matters are forward-looking statements. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "should," "may" and other similar expressions, although not all forward-looking statements contain these identifying words. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: pandemics or epidemics, including COVID-19, and the related impact on our tenants, borrowers and Senior Housing - Managed communities; increased labor costs and historically low unemployment; increases in market interest rates and inflation; operational risks with respect to our Senior Housing - Managed communities; competitive conditions in our industry; the loss of key management personnel; uninsured or underinsured losses affecting our properties; potential impairment charges and adjustments related to the accounting of our assets; the potential variability of our reported rental and related revenues as a result of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs; risks associated with our investment in our unconsolidated joint ventures; catastrophic weather and other natural or man-made disasters, the effects of climate change on our properties and a failure to implement sustainable and energy-efficient measures; increased operating costs and competition for our tenants, borrowers and Senior Housing - Managed communities; increased healthcare regulation and enforcement; our tenants’ dependency on reimbursement from governmental and other third-party payor programs; the effect of our tenants, operators or borrowers declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the impact of required regulatory approvals of transfers of healthcare properties; environmental compliance costs and liabilities associated with real estate properties we own; our tenants’, borrowers' or operators’ failure to adhere to applicable privacy and data security laws, or a material breach of our or our tenants’, borrowers' or operators’ information technology; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; adverse changes in our credit ratings; our ability to make dividend distributions at expected levels; our ability to raise capital through equity and debt financings; changes and uncertainty in macroeconomic conditions and disruptions in the financial markets; risks associated with our ownership of property outside the U.S., including currency fluctuations; the relatively illiquid nature of real estate investments; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; changes in tax laws and regulations affecting REITs; the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities; and the exclusive forum provisions in our bylaws. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at https://ir.sabrahealth.com/investors/ financials/quarterly-results. Tenant and Borrower Information This supplement includes information regarding our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

25 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent effective February 1, 2022. Behavioral Health Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

26 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Debt to Adjusted EBITDA* Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

27 SABRA 1Q 2023 SUPPLEMENTAL INFORMATION March 31, 2023 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) leased facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at https://ir.sabrahealth.com/investors/financials/quarterly-results.